FIRST GEORGIA HOLDING, INC.
                                       PROXY
                     SOLICITED BY THE BOARD OF DIRECTORS
                     THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 21, 1997

The undersigned shareholder of First Georgia Holding, Inc. (the "Company") hereby appoints D. Lamont Shell and J.D. Moore as proxies with full power of substitution, acting by majority or by any of them if only one be present an d acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the main offices of First Georgia Bank, at 1703 Gloucester Street, Brunswick, Georgia on Tuesday, January 21, 1997 at 5:00 P.M. Eastern Standard Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

 PROPOSAL:  Election of Directors

  __________FOR all nominees listed            _________WITHHOLD AUTHORITY
             below (except as marked to                  To vote for all
             to the contrary below)                     nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

  HENRY S. BISHOP               HUBERT W. LANG, JR       E. RAYMOND MOCK, JR.

PROPOSAL: To ratify the appointment of KPMG Peat Marwick LLP as the Company's and Bank's independent auditors for the fiscal year ending
 September 30, 1997.

       __________FOR       _________AGAINST         ______ABSTAIN


This Proxy will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

                                     Dated: ________, 1997

                                     ___________________________
                                     Signature of Shareholder

                                     ____________________________
                                     Additional signature (if held jointly)

If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or custodian please indicate the capacity in which you are acting. Please mark, date and sign the Proxy, then return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE RETURN PROXY BY JANUARY 15, 1997

                         FIRST GEORGIA HOLDING, INC.
                           1703 Gloucester Street
                          Brunswick, Georgia 31520
                                 (912) 267-7283

                             December 28, 1996

To the Shareholders of FIRST GEORGIA HOLDING, INC.:

 You are cordially invited to attend the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") to be held on January 21, 1997 at the main office of First Georgia Bank, F.S.B. at 1703 Gloucester Street, Brunswick, Georgia. Enclosed is the Official Notice of the Annual Meeting, the Proxy Statement of management of the Company, and the Company's 1996 Annual Report.

  The principal business of the meeting will be (a) to elect the Company's Class II Directors to serve a term of three years, and (b) to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company and the Bank. We will also review the operations of the Company and the Bank for the past year.

  Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

                                Very truly yours,

                                HENRY S. BISHOP
                                Henry S. Bishop
                                President

                            FIRST GEORGIA HOLDING, INC.
                              1703 Gloucester Street
                             Brunswick, Georgia 31520
                                  (912) 267-7283

                          NOTICE OF ANNUAL MEETING
                       To be Held on January 21, 1997

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Georgia Holding, Inc. (the "Company") will be held on January 21, 1997 at 5:00 p.m. Eastern Standard Time at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)  To elect the Class II Directors to serve a term of three years.

(2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company and the Bank for the fiscal year ending September 30, 1997.

(3)  To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on December 1, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                           BY ORDER OF THE BOARD OF DIRECTORS



                           Henry S. Bishop
                           President

                          FIRST GEORGIA HOLDING, INC.
                             1703 Gloucester Street
                             Brunswick, Georgia 31520

                               PROXY STATEMENT



                               INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Georgia Holding, Inc. (the "Company"), for use at the annual meeting of shareholders to be held on January 21, 1997, at the main office of First Georgia Bank, F.S.B. (the "Bank") at 1703 Gloucester Street, Brunswick, Georgia, and at any adjournments thereof.

  This Proxy Statement and the form of proxy were first mailed to shareholders on or about December 28, 1996. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with specifications made by the shareholder. If the form of proxy is signed and returned, but specifications are not made, the proxy will be voted FOR the election of directors and FOR the ratification of KPMG Peat Marwick LLP as independent auditors for the Company and the Bank.

  Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to G.F. Coolidge, III, Secretary of the Company, at the Company's office, either an instrument revoking the proxy, a duly executed proxy bearing a later date, or by attending the meeting and voting in person.


                             VOTING AT THE ANNUAL MEETING

  The close of business on December 1, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock") authorized, of which 2, 034,962 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.



                               ELECTION OF DIRECTORS
General

  Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of Directors in the second Class (II) expire at the 1997 Annual Meeting; the terms of Directors in the third Class (III) expire at the 1998 Annual Meeting; and the terms of Directors in the first Class (I) expire at the 1999 Annual Meeting. At each Annual Meeting of shareholders, Directors elected to succeed those in the Class whose terms then expire are elected for three-year terms so that the term of office of one class of Directors expires each year.

  The Board of Directors proposes that Henry S. Bishop, Hubert W. Lang, Jr., and E. Raymond Mock, Jr. be elected as Class II Directors to serve a term of three years.

  The following table set forth on the following page shows for each Director
(a) his class and term of office, (b) his name, his age at December 31, 1996,
(d) the year he was first elected as a Director of the Company, (e) any positions held by him with the Company or the Bank other than as a Director, and (f) his business experience for the last five years:

                                     Class I
                    Term to Expire at the 1999 Annual Meeting
                    ------------------------------------------
                                                           Positions with
                                      Year First            Company and
    Name              Age              Elected           Business Experience
------------          ---             -----------        -------------------
B.W. Bowie*           68                 1994           Retired Senior Vice
                                                        President, General
                                                        Manager and Director
                                                        of Federal Paper Board
                                                        Board Co., Montvale,
                                                        New Jersey (a company
                                                        which manufactures
                                                        paper products)

Terry K.
Driggers              42                 1995           President, Driggers
                                                        Construction Company
                                                        (a commercial
                                                        construction company)

Roy K. Hodnett        76                 1995           President, T.H.E.
                                                        Management Co. The
                                                        Island Inn
                                                        (a real estate
                                                        management company
                                                        and hotel)
---------------------------
* Mr. Bowie is also a director of Gravure
  Packing Company.



                                     Class II
                    Term to Expire at the 1997 Annual Meeting
                    ------------------------------------------
                                                           Positions with
                                      Year First            Company and
    Name              Age              Elected           Business Experience
------------          ---             -----------        -------------------

Henry S. Bishop       54                 1988            President of Company;
                                                         President and Chief
                                                         Executive Officer
                                                         of Bank

Hubert W. Lang, Jr.   72                 1988            President and Manager,
                                                         Lang Planing Mill, Inc.
                                                         (a retail building
                                                          supply
                                                         company)

E. Raymond Mock, Jr.  63                 1988            President,
                                                         Mock Enterprises,
                                                         Inc., Rayette Foods,
                                                         Inc., and KTP, Inc.
                                                         (general
                                                         merchandising and
                                                         grocery business)

                                  Class III
                    Term to Expire at the 1998 Annual Meeting
                    ------------------------------------------
                                                        Positions with
                                    Year First            Company and
    Name                   Age        Elected           Business Experience
------------               ---      -----------         -------------------


James D. Moore             62          1988            President, J. D. Moore,
                                                       Inc. (a petroleum jobber)

D. Lamont Shell            64          1994            President, Glynn Electric
                                                       Supply company (a
                                                       wholesale electrical
                                                       supply company)


Meetings and Committees

  During the year ended September 30, 1996, the Board of Directors of the Company held four (4) meetings. During the same period, the Board of Directors of the Bank held twelve (12) meetings. During his term as a director during 1996, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Boards of Directors of the Company and the Bank, and (b) the total number of meetings held by Committees of which he was a member.

  The Board of Directors of the Company has not established any standing committees. The Board of Directors of the Bank, however, has established various standing committees, including an Audit Committee and a Compensation Committee.

  The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company and the Bank by regulatory agencies and independent auditors,
(b) determining that the Company and the Bank have adequate administrative, operating and internal accounting controls and that they are operating in
accordance with prescribed procedures, and   serving as an independent party
in the review of the financial information of the Company and the Bank prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are James D. Moore, Raymond Mock, Jr. and D. Lamont Shell. The Audit Committee meetings are called by the Audit Committee Chairman or the Company's internal auditor. During 1996, the Audit Committee met four (4) times.

  The Compensation Committee's functions are to review the compensation of all employees and make its recommendations regarding compensation to the full Board of Directors. The Board of Directors also awards discretionary bonuses to employees generally at the end of the Bank's fiscal year based on the Bank's performance for the year and the recommendation of the Compensation Committee. The current members of the Compensation Committee are James D. Moore and E. Raymond Mock, Jr. The Compensation Committee meetings are called by the Compensation Committee Chairman or the President of the Bank. During fiscal year 1996, the Compensation Committee did not meet.

  The Bank does not currently have a standing nominating committee.

                          OWNERSHIP OF STOCK

Principal Holders of Stock
 On December 1, 1996, the Company had 2,034,962 shares of Stock outstanding which were held by 263 shareholders of record. The following table sets forth the persons who beneficially owned, as of December 1, 1996, more than 5% of the outstanding shares of Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and address of        Amount and Nature of          Percentage
Beneficial Owner           Beneficial Ownership          of Total(1)
--------------------       ----------------------       --------------
Henry S. Bishop                 390,753 (2)                 16.70%
1703 Gloucester Street
Brunswick, Georgia 31520

James A. Bishop                 191,699 (3)                  8.20%
P. O. Box 1396
Brunswick, Georgia 31520

Roy K. Hodnett                  197,616 (4)                  8.45%
Box 1
St. Simons Island, Georgia 31522

---------------------------------

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 304,274 shares, resulting in total outstanding shares of 2,339,236.

(2) Consists of 153,981 shares held of record by Mr. Bishop and an aggregate of 236,772 shares subject to presently exercisable options.

(3) Consists of 104,512 shares held of record by Mr. Bishop, 37,125 shares held of record by Mr. Bishop's spouse, 1,687 shares held of record by their minor child, and 48,375 shares held of record by James A. Bishop Trustee James A. Bishop a Professional Corporation Target Benefit Pension Plan dated 11/15/81.

(4) Consists of 165,393 shares held of record by Mr. Hodnett, 13,500 shares held of record by Mr. Hodnett's spouse, 13,218 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, and 5,505 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.

Stock Owned by Management

  The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each existing Director of the Company and by all Directors and executive officers of the Company as a group as of December 1, 1996. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                              Amount and Nature of     Percentage
Name of Director              Beneficial Ownership     of Total(1)
------------------------      ---------------------   -------------
Henry S. Bishop                 390,753(2)              16.70%
1703 Gloucester Street
Brunswick, Georgia 31521

B.W. Bowie                      103,687(3)               4.43%
16 Kings Way
St. Simons Island, GA
31522

Terry K. Driggers                10,000                    *
112 River Way
Brunswick, GA 31520

Roy K. Hodnett                  197,616 (4)              8.45%
520 Ocean Blvd.
St. Simons Island, GA
31522

Hubert W. Lang, Jr.              12,600                    *
P.O. Box 1659
Brunswick, GA 31521

E. Raymond Mock, Jr.             22,625(5)                 *
4003 Riverside Drive
Brunswick, GA 31520

James D. Moore                   19,125                    *
P.O. Box 1078
Brunswick, GA 31521

D. Lamont Shell                   2,700                    *
P.O. Box 1279
Brunswick, GA 31521


All Directors and
Executive Officers as a
Group (9 persons, all of        801,773(6)              34.28%
whom  are also shareholders)
-----------------------------
* Owns less than one percent of outstanding shares.

(1) Percentages are calculated assuming the exercise of options to purchase an aggregate of 304,274 shares, resulting in total outstanding shares of 2,339,236.

(2) Consists of 153,981 shares held of record by Mr. Bishop and an aggregate of 236,772 shares subject to presently exercisable options.

(3) Consists of 102,000 shares held of record by Mr. Bowie and 1,687 shares held of record by his minor child.

(4) Consists of 165,393 shares held of record by Mr. Hodnett, 13,500 shares held of record by Mr. Hodnett's spouse, 13,218 held of record by Synovus as Trustee for Mr. Hodnett's IRA/HR10 accounts, and 5,505 held of record by Synovus as Trustee for Mr. Hodnett's spouse's IRA.


(5) Consists of (a) 16,875 shares held of record by Mr. Mock and (b) 5,750 shares held of record by Sandy Foods, Inc., as to which Mr. Mock shares voting and investment powers.

(6) Includes an aggregate of 281,772 shares subject to presently exercisable options.


    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  To the Company's knowledge, its directors, executive officers, and greater than 10% of shareholders complied during 1996 with all applicable Section 16(a) filing requirements.

                             EXECUTIVE OFFICERS

  The table set forth below shows for each executive officer of the Company
(a) the person's name, (b) his age at December 31, 1996, the year he was first elected as an officer of the Company (which was organized in 1988), and (d) his present positions with the Company and the Bank and other business experience for the past five years if he has been employed by the Company or the Bank for less than five years.

                                 Position with the
                                Company and the Bank;         Year First
Name                  Age        Business Experience           Elected
-----------------    -----     ------------------------      ------------

Henry S. Bishop       54        President, Chief Executive        1988
                                Officer and Director of the
                                Company and the Bank

G. F. Coolidge III    47        Secretary/Treasurer of            1991
                                the Company; Senior Vice
                                President and Chief Financial
                                Officer of the Bank

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation


  The following table sets forth the total compensation paid to each executive officer where cash compensation exceeded $100,000 in fiscal 1996.

Summary Compensation Table

                          Annual
                       Compensation
Name &                 -------------
Principal                                                     All Other
Position              Year     Salary         Bonus          Compensation
-----------           ----     -------        -----          -------------
Henry S. Bishop
Chief Executive       1996     $150,000       $19,413          $2,400(1)
Officer
                      1995     $150,000       $19,413          $2,280(1)

                      1994     $150,000       $17,045          $2,370(1)

----------------------

(1)  Consists of contributions by the Bank to the 401(k) account of Mr. Bishop.

  The following table contains, with respect to the person named in the Summary Compensation Table, information concerning the number of stock options held, the number currently exercisable, and the value of the exercisable options. Based on the limited trading information available to the Company, the per share fair market value of stock at September 30, 1996 ($6.50) exceeded the per share exercise price of the listed options ($2.44 and $4.77) by $4.06 and $1.73, respectively.

                              Fiscal Year End Option Values

                                                    Value of Unexercised
                      Number of Unexercised         In-the-Money Options
  Name                Options at 9/30/96               At 9/30/96(1)
  ----               -----------------------        ---------------------
                     Exercisable/Unexercisable     Exercisable/Unexercisable

Henry S. Bishop            236,772/   -0-           $611,794/   -0-

-----------------------------
(1) Calculated by subtracting the exercise price from the market value of the Stock at September 30, 1996 and multiplying the resulting figure by the number of shares subject to in-the-money options.

  Mr. Bishop received certain other benefits from the Bank. The total value of the benefits was less than 10% of his annual salary and bonus.

Compensation of Directors

  The Bank pays each director $500 per Board meeting for his service as a Bank Director and $100 per Bank Committee meeting attended. Directors of the Company are not separately compensated for their service as Directors of the Company nor for their service as members of committees. Mr. Bishop received $6,000 in Director's fees during fiscal 1996.


Certain Other Transactions

  The Company's directors, executive officers and principal shareholders, together with their immediate family members and the companies associated with them, have engaged in banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals since October 1, 1995 (a) were made in the ordinary course of business,
(b) were made on substantially the same terms, including interest rate, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features.

  James A. Bishop, an attorney and a principal shareholder of the Company, and Henry S. Bishop, President of the Company, are brothers. For the year ended September 30, 1996, the Bishop Law Firm received legal fees of $37,092 from the Company or the Bank for general representation. During the same period, such law firm also received legal fees of $17,999 for representing the Bank in loan transactions in which its fees were paid by third party borrowers.

                      SHAREHOLDER PROPOSALS

   Any proposal which an eligible shareholder wishes to have presented at the next annual meeting of shareholders, expected to be held in January, 1998, must be received at the main office of the Company, 1703 Gloucester Street, Brunswick, Georgia 31520, no later than September 1, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is suggested that any such proposals be sent by certified mail, return receipt requested.

                                 ACCOUNTING MATTERS

  KPMG Peat Marwick, LLP, Atlanta, Georgia, independent certified public accountants, audited the financial statements of and provided various services to the Company and the Bank as of and for the year ended September 30, 1996.
A representative of KPMG Peat Marwick LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


                                       OTHER MATTERS

 The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors and ratification of the appointment of the auditors, or any matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.


                            EXPENSES AND SOLICITATION OF PROXIES

 All expenses of the proxy solicitation will be paid directly or indirectly by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                  AVAILABLE INFORMATION

 Shareholders may obtain, without charge, a copy of the 1996 Annual Report on Form 10-KSB of the Company. Written requests should be addressed to:

                                   Eli D. Mullis
                            First Georgia Holding, Inc.
                                   P.O. Box 2257
                                 Brunswick, GA 31521